UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2016

CHINA AUTO LOGISTICS INC.

 (Exact name of registrant as specified in its charter)

Nevada	001-34393	98-065797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Floor 1 FTZ International Auto Mall 86 Tianbao Avenue, Free Trade Zone

Tianjin Province, The People’s Republic of China 300461

(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 22-2576-2771

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act   (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement.

On June 1, 2016, Tianjin Binhai Shisheng Trading Group Co., Ltd. (“Shisheng”), a wholly-owned subsidiary of China Auto Logistics Inc. (the “Company”), signed (a) an Equity Transfer Agreement (the “Automall Disposition Agreement”) with Wuxi Huitong Automobile Sales and Service Co., Ltd. (“Huitong”) to sell 100% of the equity of Tianjin Zhonghe Automobile Sales and Service Co., Ltd. (“Zhonghe”) and (b) a Debt Transfer Agreement, dated June 1, 2016, by and among Shisheng, Huitong, and Hezhong (Tianjin) International Development Co., Ltd. (“Hezhong”) (the “Automall Debt Transfer Agreement”). Zhonghe owns and operates the Airport International Automall located in the Tianjin Airport Economic Area and owns 40% of Tianjin Car King Used Car Trading Company Ltd.

Under the terms of the Automall Disposition Agreement, the sale price for the Zhonghe equity is RMB 410,000,000 (approximately $62,300,000 as of June 1, 2016). The sale price is payable in two parts: (1) Huitong will pay Shisheng RMB 169,938,192 in cash by July 1, 2016 and (2) under the terms of the Automall Debt Transfer Agreement, Huitong assumed Shisheng’s outstanding payment obligations to Hezhong of RMB 240,061,808 under the Equity Transfer Agreement, dated November 30, 2013, by and between Hezhong and Shisheng. Upon signing, Shisheng transferred control of Zhonghe to Huitong. Failure by either party to fulfill their obligations under the Automall Disposition Agreement may result in the termination of the Automall Disposition Agreement, as well as a penalty of 10% of the total transfer price.

Item 2.01             Completion of Acquisition or Disposition of Assets.

The information disclosed in Item 1.01 is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

Unaudited pro forma consolidated balance sheet as of March 31, 2016, the related unaudited pro forma consolidated statements of operations for the three months ended March 31, 2016, and the fiscal year ended December 31, 2015

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report 8-K.

Exhibit Number	Description

10.1	Equity Transfer Agreement, dated June 1, 2016, by and between Tianjin Binhai Shisheng Trading Group Co., Ltd. and Wuxi Huitong Automobile Sales and Service Co., Ltd.

10.2	Debt Transfer Agreement, dated June 1, 2016, by and among Tianjin Binhai Shisheng Trading Group Co., Ltd., Wuxi Huitong Automobile Sales and Service Co., Ltd. and Hezhong (Tianjin) International Development Co., Ltd.

99.1	Unaudited pro forma consolidated balance sheet as of March 31, 2016, the related unaudited pro forma consolidated statements of operations for the three months ended March 31, 2016, and the fiscal year ended December 31, 2015

99.2	Press Release dated June 7, 2016

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SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA AUTO LOGISTICS INC.

Date: June 7, 2016	By:	/s/ Tong Shiping
	Name:	Tong Shiping
	Title:	President and Chief Executive Officer

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